UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 31, 2011 (May 26, 2011)

WAYNE SAVINGS BANCSHARES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23433	31-1557791
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

151 N. Market St., Wooster, Ohio		44691
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(330) 264-5767

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           On May 31, 2011, Wayne Savings Bancshares, Inc. (the “Company”) issued a press release announcing the promotion of H. Stewart Fitz Gibbon III to Executive Vice President, Chief Operating Officer and Chief Risk Officer of the Company and of the Company’s wholly-owned subsidiary, Wayne Savings Community Bank (the “Bank”) and the promotion of Myron L. Swartzentruber to Senior Vice President and Chief Financial Officer of the Company and of the Company’s wholly-owned subsidiary, Wayne Savings Community Bank.  A copy of the press release dated May 31, 2011 is attached as Exhibit 99 to this report.  The press release is being furnished to the SEC and shall not be deemed to be “filed” for any purpose.

Mr. Fitz Gibbon, age 54, will continue as Corporate Secretary and Treasurer of both the Company and the Bank.  Mr. Fitz Gibbon’s responsibilities will include continued oversight of the accounting and finance areas of the Company.  He will add responsibility for the information systems and human resources departments and will oversee the development of an Enterprise Risk Management program for the Bank.  Mr. Fitz Gibbon joined the Company and the Bank in September 2005 as Chief Financial Officer.

Mr. Swartzentruber, age 43, will assume primary responsibility for the accounting, financial reporting and taxation functions of both the Company and the Bank.  Mr. Swartzentruber joined the Bank in January 2000 as Vice President and Controller.  Mr. Swartzentruber will continue to report to Mr. Fitz Gibbon.

There is no agreement or understanding between Mr. Fitz Gibbon or Mr. Swartzentruber and the Company or any person pursuant to which Mr. Fitz Gibbon or Mr. Swartzentruber have been appointed to their respective positions.  There are no family relationships between Mr. Fitz Gibbon or Mr. Swartzentruber and any of the Company’s other executive officers or directors.  Neither Mr. Fitz Gibbon nor Mr. Swartzentruber have been a party to any transaction with the Company in which the amount exceeds $120,000 and in which either person had a direct or indirect material interest.

Item 9.01               Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

Exhibit No.	Description

99	Press release, dated May 31, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WAYNE SAVINGS BANCSHARES, INC.

By:	/s/ H. Stewart Fitz Gibbon III
Name:	H. Stewart Fitz Gibbon III
Title:	Executive Vice President,
Chief Operating Officer,
Secretary and Treasurer

Date:  May 31, 2011